FUND NAME:  TREASURY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2012
FILE NUMBER :        811-02729
SERIES NO.:                  2

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Institutional Class   $       490
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Private               $        82
              Personal              $        17
              Cash Management       $       709
              Reserve               $        11
              Resource              $        29
              Corporate             $       316

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Institutional Class   $    0.0001
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Private               $    0.0001
              Personal              $    0.0001
              Cash Management       $    0.0001
              Reserve               $    0.0001
              Resource              $    0.0001
              Corporate             $    0.0001

74U.       1  Number of shares outstanding (000's Omitted)
              Institutional Class   5,075,841
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Private                   709,244
              Personal                  169,483
              Cash Management         6,759,493
              Reserve                    89,956
              Resource                  259,789
              Corporate               2,627,272

74V.       1  Net asset value per share (to nearest cent)
              Institutional Class   $      1.00
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Private               $      1.00
              Personal              $      1.00
              Cash Management       $      1.00
              Reserve               $      1.00
              Resource              $      1.00
              Corporate             $      1.00

FUND NAME: GOVERNMENT TAXADVANTAGE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2012
FILE NUMBER :        811-02729
SERIES NO.:                  7

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Institutional Class   $        61
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Private               $         4
              Personal              $         1
              Cash Management       $         4
              Reserve               $         0
              Resource              $         2
              Corporate             $         2

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Institutional Class   $    0.0001
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Private               $    0.0001
              Personal              $    0.0001
              Cash Management       $    0.0001
              Reserve               $    0.0001
              Resource              $    0.0001
              Corporate             $    0.0001

74U.       1  Number of shares outstanding (000's Omitted)
              Institutional Class     1,200,634
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Private                    26,563
              Personal                    4,248
              Cash Management            37,352
              Reserve                     2,857
              Resource                   11,962
              Corporate                      10

74V.       1  Net asset value per share (to nearest cent)
              Institutional Class   $      1.00
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Private               $      1.00
              Personal              $      1.00
              Cash Management       $      1.00
              Reserve               $      1.00
              Resource              $      1.00
              Corporate             $      1.00

GOVERNMENT & AGENCY PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2012
FILE NUMBER :        811-02729
SERIES NO.:                  8

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Institutional Class   $       549
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Private               $        48
              Personal              $         2
              Cash Management       $       185
              Reserve               $        19
              Resource              $        27
              Corporate             $       109

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Institutional Class        0.0001
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Private                    0.0001
              Personal                   0.0001
              Cash Management            0.0001
              Reserve                    0.0001
              Resource                   0.0001
              Corporate                  0.0001

74U.       1  Number of shares outstanding (000's Omitted)
              Institutional Class     5,162,841
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Private                   406,088
              Personal                   12,783
              Cash Management         1,329,749
              Reserve                   269,912
              Resource                  216,948
              Corporate               1,242,713

74V.       1  Net asset value per share (to nearest cent)
              Institutional Class   $      1.00
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Private               $      1.00
              Personal              $      1.00
              Cash Management       $      1.00
              Reserve               $      1.00
              Resource              $      1.00
              Corporate             $      1.00

FUND NAME: LIQUID ASSETS PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2012
FILE NUMBER :        811-02729
SERIES NO.:                 16

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Institutional Class   $    10,285
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Private               $        47
              Personal              $        11
              Cash Management       $       252
              Reserve               $        12
              Resource              $        18
              Corporate             $       860

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Institutional Class   $    0.0007
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Private               $    0.0001
              Personal              $    0.0001
              Cash Management       $    0.0003
              Reserve               $    0.0001
              Resource              $    0.0001
              Corporate             $    0.0005

74U.       1  Number of shares outstanding (000's Omitted)
              Institutional Class    16,369,029
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Private                   492,857
              Personal                   95,732
              Cash Management           654,569
              Reserve                   119,676
              Resource                  157,257
              Corporate               1,101,297

74V.       1  Net asset value per share (to nearest cent)
              Institutional Class   $      1.00
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Private               $      1.00
              Personal              $      1.00
              Cash Management       $      1.00
              Reserve               $      1.00
              Resource              $      1.00
              Corporate             $      1.00

STIC PRIME PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2012
FILE NUMBER :        811-02729
SERIES NO.:                 17

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Institutional Class   $       904
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Private               $        66
              Personal              $        27
              Cash Management       $       139
              Reserve               $         1
              Resource              $         9
              Corporate             $        29

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Institutional Class        0.0004
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Private                    0.0003
              Personal                   0.0003
              Cash Management            0.0003
              Reserve                    0.0003
              Resource                   0.0003
              Corporate                  0.0003

74U.       1  Number of shares outstanding (000's Omitted)
              Institutional Class     2,171,301
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Private                   216,102
              Personal                   81,065
              Cash Management           458,666
              Reserve                     9,488
              Resource                   33,133
              Corporate                  92,039

74V.       1  Net asset value per share (to nearest cent)
              Institutional Class   $      1.00
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Private               $      1.00
              Personal              $      1.00
              Cash Management       $      1.00
              Reserve               $      1.00
              Resource              $      1.00
              Corporate             $      1.00

TAX-FREE CASH RESERVE PORTFOLIO

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   2/29/2012
FILE NUMBER :        811-02729
SERIES NO.:                 18

72DD.      1  Total income dividends for which record date passed during the period. (000's Omitted)
              Institutional Class   $       164
           2  Dividends for a second class of open-end company shares (000's Omitted)
              Private               $        27
              Personal              $         1
              Cash Management       $        35
              Reserve               $         7
              Resource              $         7
              Corporate             $         9

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
           1  Dividends from net investment income
              Institutional Class        0.0003
           2  Dividends for a second class of open-end company shares (form nnn.nnnn)
              Private                    0.0003
              Personal                   0.0003
              Cash Management            0.0003
              Reserve                    0.0003
              Resource                   0.0003
              Corporate                  0.0003

74U.       1  Number of shares outstanding (000's Omitted)
              Institutional Class       562,551
           2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Private                    96,207
              Personal                    3,189
              Cash Management           106,381
              Reserve                    29,735
              Resource                   20,916
              Corporate                  69,561

74V.       1  Net asset value per share (to nearest cent)
              Institutional Class   $      1.00
           2  Net asset value per share of a second class of open-end company shares (to nearest cent)
              Private               $      1.00
              Personal              $      1.00
              Cash Management       $      1.00
              Reserve               $      1.00
              Resource              $      1.00
              Corporate             $      1.00